UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026

NusaTrip Incorporated

(Exact name of registrant as specified in its charter)

Nevada	001-42519	99-2217461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28F AIA Central, Jl. Jend. Sudirman No.Kav. 48A, RT.5/RW.4,Karet, Semanggi, Kota Jakarta Selatan, Daerah Khusus Ibukota, Jakarta, Indonesia	12930
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +62 21 5060 8747

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 3, 2026, Nusatrip Incorporated (the “Company”) received a letter (the “Delisting Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq Listing Qualifications Staff has determined to delist the Company’s securities from Nasdaq pursuant to Nasdaq Listing Rules 5101 and IM-5101-4.

The Delisting Letter cited factors including the SEC’s trading suspension in October 2025 related to potential manipulation, the Company’s failure to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its Quarterly Report on Form 10-Q for the period ended March 31, 2026, and public interest concerns. The Company’s failure to comply with Nasdaq Listing Rule 5250(c)(1) due to these delinquent filings serves as an additional basis for delisting.

In addition, Society Pass Incorporated (“SOPA”) controls 78% of the voting power of the Company’s outstanding voting securities. On May 14, 2026, SOPA disclosed that it, together with its subsidiary SoPa, Inc., had filed for Chapter 11 bankruptcy protection. As a result, 78% of the Company’s outstanding voting securities is subject to the bankruptcy process, the timing and outcome of which remain unknown. This uncertainty raises public interest concerns making the continued listing of the Company’s securities inadvisable and serves as an additional and separate basis for delisting.

Unless the Company requests an appeal of Nasdaq’s determination by August 10, 2026, trading of the Company’s securities will be suspended at the opening of business on August 12, 2026, and a Form 25-NSE will be filed with the SEC to remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Company does not intend to appeal Nasdaq’s determination and intends to seek quotation of its common stock on the Over-the-counter Market.

Item 8.01. Other Events.

On August 7, 2026, the Company issued a press release announcing the Delisting Letter. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated August 7, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2026	NusaTrip Incorporated

/s/ Tjin Patrick Soetanto
	Name:	Tjin Patrick Soetanto
	Title:	Chief Executive Officer

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